Income Taxes - Schedule of Deferred Tax Assets (Details) (10-K) - USD ($)	Dec. 31, 2017	Dec. 31, 2016
Income Tax Disclosure [Abstract]
NOL carryforwards United States - current rate	$ 266,934
NOL carryforwards United States - effect of change in statutory rate	(102,062)
NOL carryforwards - Foreign	337,278	210,821
Total	502,150	210,821
Less: valuation allowance	(502,150)	(210,821)
Net deferred tax asset